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                                                                    EXHIBIT 99.1

                                SEVENTH AMENDMENT
                       TO REVOLVING CREDIT, TERM LOAN AND
                               GUARANTY AGREEMENT

                  SEVENTH AMENDMENT, dated as of September 29, 2006 (the "Amendment"), to the REVOLVING CREDIT, TERM LOAN AND GUARANTY AGREEMENT, dated as of February 2, 2005, among R.J. TOWER CORPORATION, a Michigan corporation (the "Borrower"), a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, TOWER AUTOMOTIVE, INC., a Delaware corporation and the parent company of the Borrower (the "Parent"), and the subsidiaries of the Borrower signatory hereto (together with the Parent, each a "Guarantor" and collectively the "Guarantors"), each of which Guarantors is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, JPMORGAN CHASE BANK, N.A., a national banking association ("JPMCB"), each of the other financial institutions from time to time party hereto (together with JPMCB, the "Lenders") and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the "Agent") for the Lenders.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to that certain Revolving Credit, Term Loan and Guaranty Agreement, dated as of February 2, 2005, as amended by that certain First Amendment to Revolving Credit, Term Loan and Guaranty Agreement, dated as of February 28, 2005, that certain Second Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of February 28, 2005, that certain Third Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of February 28, 2005, that certain Fourth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of April 29, 2005, that certain Fifth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of October 3, 2005 and that certain Sixth Amendment to Revolving Credit, Term Loan and Guaranty Agreement dated as of February 15, 2006 (as the same has been, and as may be further, waived, amended, restated, modified or supplemented from time to time, the "Credit Agreement"); and

         WHEREAS, the Borrower and the Guarantors have requested that, subject to the occurrence of the Effective Date (as hereinafter defined) of this Amendment, the Agent and the Lenders agree to (A) amend certain provisions of the Credit Agreement, subject to and upon the terms and conditions set forth herein and (B) waive the technical breaches of the Credit Agreement as described in paragraph 7 of this Amendment.



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         NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. As used herein, all terms that are defined in the Credit Agreement (in effect immediately prior to the Effective Date of this Amendment) shall have the same meanings herein.

                  2. Section 1.01 of the Credit Agreement is hereby amended by:

              (A) amending the definition of "Borrowing Base" by deleting clause
(D) thereof and inserting the following new clause (D) in lieu thereof: "(D) $25,000,000 during each of the periods of July 15, 2005 through August 15, 2005, December 15, 2005 through January 15, 2006, July 15, 2006 through August 15, 2006 and November 1, 2006 through February 2, 2007, minus"; and

              (B) inserting the following new definition in its appropriate alphabetical order:

                  "DIP Leverage Ratio" shall mean, at any date for which such ratio is to be determined, the ratio of (x) the sum of all of the Tranche A Loans and the Tranche B Loan outstanding at such time to (y) Global EBITDA at such time.

                  3. Section 2.08 of the Credit Agreement is hereby amended by:

              (A) deleting the amounts "1.75%" and "2.25%" appearing in subsection (a) thereof and inserting in lieu thereof the amounts "2.0%" and "2.50%";

              (B) deleting the amounts "2.75%" and "3.25%" appearing in subsection (b) thereof and inserting in lieu thereof the amounts "3.0%" and "3.50%"; and

              (C) inserting at the end thereof the following new subsection (d):

                  "(d) Notwithstanding anything to the contrary in Sections 2.08(a) and (b), each percentage amount specified in such Sections shall be increased by 0.25% commencing as of the date when any financial statement or report is required to be delivered pursuant to Section 5.01(a), (b) or (c) (without regard to any applicable grace periods) if such statement or report evidences that the DIP Leverage Ratio equals or exceeds 4.0:1 as of the end of the period to which such statements or reports relate; provided, however, that if, following such increase, any succeeding statement or report required to be delivered pursuant to Section 5.01(a), (b) or (c) evidences that the DIP Leverage Ratio is less than 4.0:1 as of the end of the period to which such statements or reports relate, then each percentage amount specified in such Sections shall again be as set forth in Sections 2.08(a) and (b) as of the date when such financial statement or report is required to be delivered pursuant to Section 5.01(a), (b) or (c)."

                  4. Section 2.23 of the Credit Agreement is hereby amended by deleting the words "two and three-quarters percent (2 3/4%)" appearing in clause
(i) thereof and inserting in lieu thereof the words "three percent (3%)".

                  5. Section 6.05(b) of the Credit Agreement is hereby amended by deleting the rows for each of the periods ending September 30, 2006, October 31, 2006, November 30, 2006 and December 31, 2006 in the table therein and inserting in lieu thereof the following new rows:

                  September 30, 2006        $50,000,000       $150,000,000
                  October 31, 2006          $30,000,000       $140,000,000
                  November 30, 2006         $30,000,000       $140,000,000
                  December 31, 2006         $30,000,000       $150,000,000



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                  6. Section 6.08 of the Credit Agreement is hereby amended by:

              (A) deleting the word "and" appearing immediately prior to clause
(y) therein and inserting a comma in lieu thereof; and

              (B) inserting the following new clause (z) immediately prior to the period at the end thereof:

                  "and (z) from any Foreign Subsidiary listed on Schedule 3.05 that is less than wholly-owned by the Borrower, a Guarantor or a Foreign Subsidiary, to such Foreign Subsidiary's minority owner(s) at substantially the same time as such Foreign Subsidiaries pay or declare dividends and make distributions to the Borrower, a Guarantor or a Foreign Subsidiary on a pro rata basis".

                  7. The Lenders hereby waive any technical breaches of the Credit Agreement that have occurred, directly or indirectly, as a result of the Borrower's and the Guarantors' inadvertent noncompliance of the restriction on the payment or declaration of dividends by Foreign Subsidiaries set forth in
Section 6.08 of the Credit Agreement to the extent the Borrower and the Guarantors have permitted certain Foreign Subsidiaries listed on Schedule 3.05 to the Credit Agreement that are less than wholly-owned by the Borrower or a Guarantor to pay or declare dividends in an amount not exceeding approximately $8,000,000 in the aggregate to all such Foreign Subsidiaries' minority owners at substantially the same time as such Foreign Subsidiaries paid or declared pro rata dividends to the Borrower, a Guarantor or Foreign Subsidiary.

                  8. This Amendment and the modifications and waivers to the Credit Agreement set forth herein shall become effective on the date (the "Effective Date") on which this Amendment shall have been executed by the Borrower, the Guarantors and the Required Lenders, and the Agent shall have received evidence reasonably satisfactory to it of such execution (it being understood that the interest rate increases provided for in paragraph 3(B) of this Amendment shall be immediately applicable on the Effective Date to all Eurodollar Loans then outstanding); provided that notwithstanding the occurrence of the Effective Date, this Amendment and the modifications and waivers to the Credit Agreement set forth herein shall terminate and be of no further force or effect if (x) on or before October 26, 2006, the Bankruptcy Court shall not have entered an order reasonably satisfactory in form and substance to the Agent authorizing the payment by the Borrower (i) to the Agent for the respective account of each Lender that has executed and delivered to the Agent a counterpart of this Amendment by not later than 5:00 p.m. (New York City time) on October 5, 2006, of a waiver and amendment fee in an amount equal to 0.20% of such Lender's Commitment on October 5, 2006 and (ii) to the Agent for its own account, of the other fees referred to in that certain Seventh Amendment Fee Letter dated the date hereof, or (y) such waiver and amendment and other fees shall not have been paid in cash to the Agent within one Business Day after entry of the order referred to above.

                  9. Except to the extent hereby waived and amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.



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                  10. The Borrower agrees that its obligations set forth in
Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of counsel to the Agent.

                  11. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Lenders may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

                  12. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which shall be an original and all of which, when taken together, shall constitute but one and the same instrument. A facsimile or .pdf copy of a counterpart signature page shall serve as the functional equivalent of a manually executed copy for all purposes.

                  13. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.


                            [SIGNATURE PAGES FOLLOW]



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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed as of the day and the year first written.


                                   BORROWER:

                                   R.J. TOWER CORPORATION


                                   By:
                                       -------------------------------------
                                           Name: James Mallak
                                           Title:

                                   GUARANTORS:

                                   Algoods, USA, Inc.
                                   Tower Automotive, Inc.
                                   Tower Automotive Bardstown, Inc.
                                   Tower Automotive Bowling Green, LLC
                                   Tower Automotive Chicago, LLC
                                   Tower Automotive Finance, Inc.
                                   Tower Automotive Granite City, LLC
                                   Tower Automotive Granite City Services, LLC
                                   Tower Automotive International Holdings, Inc. Tower Automotive International Yorozu
                                     Holdings, Inc.
                                   Tower Automotive International, Inc.
                                   Tower Automotive Lansing, LLC
                                   Tower Automotive Michigan, LLC
                                   Tower Automotive Milwaukee, LLC
                                   Tower Automotive Plymouth, Inc.
                                   Tower Automotive Products Company, Inc.
                                   Tower Automotive Receivables Company, Inc.
                                   Tower Automotive Services and Technology, LLC Tower Automotive Technology, Inc.
                                   Tower Automotive Technology Products, Inc.
                                   Tower Automotive Tool, LLC
                                   Tower Services, Inc.
                                   Trylon Corporation

                                   By:
                                       -------------------------------------
                                           Name: James Mallak
                                           Title:



                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement



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                                    AGENT AND LENDERS:


                                    JPMORGAN CHASE BANK, N.A.
                                       INDIVIDUALLY AND AS AGENT


                                    By:
                                        ------------------------
                                         Name:
                                         Title:



                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement



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                                    --------------------------


                                    By:
                                        ----------------------
                                         Name:
                                         Title:



                Signature Page to Waiver and Seventh Amendment to
               Revolving Credit, Term Loan and Guaranty Agreement